Exhibit 10.1

 WAIVER OF REGISTRATION RIGHTS

The undersigned holders of options, warrants, notes and other convertible securities (the “Convertible Securities”), issued by Micro Component Technology, Inc., a Minnesota corporation (“MCT”), hereby irrevocably waive their rights to require MCT to maintain a registration statement in effect with the Securities and Exchange Commission, or any state securities commission, covering the sale by the undersigned of the Convertible Securities, or any shares that have been issued or are issued in the future upon exercise or conversion of the Convertible Securities.

The undersigned also waive any financial penalty that may have already accrued due to MCT’s failure to maintain a registration statement in effect prior to the date hereof.

Dated: March 14, 2008	LAURUS MASTER FUND, LTD.
LAURUS CAPITAL MANAGEMENT, LLC
VALENS U.S. SPV I, LTD.
VALENS CAPITAL MANAGEMENT, LLC
PSOURCE STRUCTURED DEBT LIMITED
VALENS OFFSHORE SPV I, LTD

	By:	/s/ Pat Regan
		Name:	Pat Regan
		Title:	Authorized Signatory